SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the
                                         Commission Only (as permitted
                                         by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      PetMed Express, Inc.
---------------------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)
---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:


[  ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  [LOGO] 1-800-PETMEDS [R]


              PETMED EXPRESS, INC. PROXY STATEMENT
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON AUGUST 5, 2005


TO THE OWNERS OF COMMON STOCK
OF PETMED EXPRESS, INC.

  The Annual Meeting of Stockholders of PetMed Express, Inc. (the "Company") will be held on Friday, August 5, 2005, at 1:00 p.m., Eastern Time at the Company's principal place of business, 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. The purposes of the meeting are:

     1. To vote upon a proposal to amend the Company's Articles of Incorporation to provide for staggered terms for our Board of Directors,

     2. To elect six Directors to our Board of Directors, for terms in accordance with the Amendment to the Articles of Incorporation if Proposal 1 is adopted and, if the proposal is not adopted, for a one year term until their successors are elected and qualified,

     3. To ratify the appointment of Goldstein Golub Kessler LLP as the independent registered public accounting firm for the Company to serve for the 2006 fiscal year, and

     4. To transact any other business as may properly come before the meeting.

   These items are described in this proxy statement.

    Only stockholders of record at the close of business on Tuesday, June 21, 2005, the record date, are entitled to notice of and to vote at the annual meeting. Each stockholder of record on the record date is entitled to one vote for each share of Common Stock held. On June 21, 2005, there were 23,496,191 shares of Common Stock issued and outstanding.

    A list of stockholders entitled to vote will be available for examination for ten days prior to the annual meeting, during normal business hours, at the Company's principal place of business at 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. This list will also be available to stockholders at the annual meeting.

    I would like to extend a personal invitation for you to join us at our annual meeting. Your vote is important to us and to our business. I encourage you to sign and return your proxy card prior to the meeting, so that your shares will be represented and voted at the meeting even if you cannot attend. If you attend, you may withdraw your proxy and vote in person.

    This   proxy   statement  and   our   2005  Annual  Report to
Stockholders are being distributed on or about June 30, 2005.

                             By Order of the Board of Directors,


                             MENDERES AKDAG
                             Chief Executive Officer and Director

Pompano Beach, Florida
June 30, 2005

                        TABLE OF CONTENTS

                                                               Page

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING               1

ITEM 1 - AMENDMENT OF ARTICLES OF INCORPORATION TO PROVIDE
FOR STAGGERED TERMS FOR DIRECTORS                                3

ITEM 2 - ELECTION OF DIRECTORS                                   4

ITEM 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                           4

DIRECTORS AND EXECUTIVE OFFICERS                                 4

BOARD GOVERNANCE AND OPERATIONS                                  6

       Corporate Code of Business Conduct and Ethics             6
       Policy with Regard to the Consideration of Director
          Candidate Recommendations by our Stockholders          6
       Stockholder Communications with the Board                 6
       Meetings of the Board of Directors                        6
       Committees of the Board of Directors                      7

REPORT OF THE AUDIT COMMITTEE                                    8

PRINCIPAL ACCOUNTANT FEES AND SERVICES                           9

       Pre-Approval Policy for Services of Independent Auditor   9

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT   11

       Section 16(a) Beneficial Ownership Reporting Compliance  11

REPORT OF THE COMPENSATION COMMITTEE                            12

EXECUTIVE COMPENSATION                                          13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                  15

PERFORMANCE GRAPH                                               15

OTHER MATTERS                                                   15

EXHIBIT A                                                       16

                     QUESTIONS AND ANSWERS
                  ABOUT THE MEETING AND VOTING

What am I voting on?

  - To amend the Company's Articles of Incorporation to provide for staggered terms for our Board of Directors.
  - To elect six directors to our Board of Directors (Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, Marc A. Puleo, M.D., Robert C. Schweitzer).
  - To ratify the appointment of Goldstein Golub Kessler LLP as our independent registered public accounting firm.

What is a proxy?

  It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Bruce S. Rosenbloom, our Chief Financial Officer and Alison Berges, our Corporate Secretary and General Counsel, as proxies for the 2005 Annual Meeting of Stockholders.

How will my proxy vote my shares?

  Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy will vote "FOR" these items. Also, your proxy is authorized to vote on any other business that properly comes before the annual meeting in accordance with the recommendation of our Board of Directors.

Why did I receive this proxy statement?

  Our Board of Directors is soliciting your proxy to vote at the annual meeting because you were a stockholder of record at the close of business on June 21, 2005, the record date, and are entitled to vote at the meeting. This proxy statement and the 2005 Annual Report to Stockholders, along with either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about June 30, 2005. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

  If your shares are registered directly in your name with our transfer agent, Florida Atlantic Stock Transfer, Inc., you are considered, with respect to those shares, the "stockholder of record." The proxy statement, annual report and proxy card have been sent directly to you by us.

  If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the "beneficial owner" of shares held in the "street name." The proxy statement and annual report have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

How do I vote?

  If your shares are held in the street name, through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares.
Stockholders of record can vote as follows:

  - By Mail: Stockholders should sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided.
  - At the Meeting: If you attend the annual meeting, you may vote in person by ballot, even if you have previously returned a proxy card.

Who is entitled to vote and how many votes do they have?

  Holders of our common stock as of the close of business on June 21, 2005, the record date, are entitled to vote at the annual meeting. Each share of our Common Stock is entitled to one vote. As of the record date, 23,496,191 shares of our Common Stock were outstanding and entitled to vote at the annual meeting.

May I change my vote after I return my proxy card?

  Yes,  you  may change your vote at any time before your  shares are voted at the annual meeting by:

  -  Notifying our Corporate Secretary, in writing  at  PetMed
     Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069 that you are revoking your proxy;
  -  Executing and delivering a later dated proxy card; or
  -  Voting in person at the annual meeting.

  However, if you have shares held through a brokerage firm, bank or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.

What is a quorum of stockholders and what vote is required to approve each item?

  Shares representing the majority of the total outstanding votes present or represented by proxy constitute a quorum. If you vote or return a proxy card, your shares will be considered part of the quorum. The affirmative vote of a majority of votes cast is required to approve each item.

How are abstentions and broker non-votes counted?

  Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote. With respect to the election of directors, votes withheld will be treated as shares present for purposes of determining a quorum but are not counted as votes cast on any matter to which they relate.

Who will count the votes?

  A representative of The Altman Group, a company contracted by us to assist the Company in the tabulation of proxies, and our Corporate Secretary and General Counsel, Alison Berges, will tabulate the votes and act as inspector of election.

What happens if a nominee for director is unable to serve as a director?

  If any of the nominees becomes unavailable for election, which we do not expect, votes will be cast for such substitute nominee or nominees as may be designated by our Board of Directors, unless our Board of Directors reduces the number of directors. Under the policies of our Board of Directors, directors are expected to attend regular board meetings, board committee meetings and our annual stockholders meeting.

How do I get an admission card to attend the annual meeting?

  If you are a stockholder of record, your admission card is attached to your proxy card. You will need to bring it with you to the meeting. If you own shares in the street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time or you want to attend the meeting but not vote in person, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however you will not be able to vote your shares at the meeting without a legal proxy. Please note that if you own shares in the street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.

  You will also need to bring a photo ID to gain admission.

Who is soliciting my proxy and who pays the cost?

     PetMed Express, Inc. and the Board of Directors are soliciting your proxy. The cost of soliciting proxies will be borne by the Company. PetMed Express, Inc. will also reimburse brokerage firms, banks and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

When are the stockholder proposals due for next year's annual meeting?

  Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the 2006 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. Proposals that stockholders wish to be included in next year's Proxy Statement for the annual meeting to be held in 2006 must be received at the Company's principal place of business at 1441 S.W. 29th Avenue, Pompano Beach, FL 33069, addressed to the Corporate Secretary's attention, no later than March 15, 2006 and must otherwise comply with the requirements of Rule 14a-8.

Can different stockholders sharing the same address receive only one Annual Report and Proxy Statement?

  Yes. The Securities and Exchange Commission permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more security holders sharing the same address by delivering only one proxy statement and annual report to that address. This process which is commonly referred to as "householding" can effectively reduce our printing and postage costs. Under householding, each stockholder would continue to receive a separate proxy card or voting instruction card.

  Certain of our stockholders whose shares are held in the street name and who have consented to householding will receive only one set of our annual meeting materials per household this year. If your household received a single set of our annual meeting materials this year, you can request to receive additional copies of these materials by calling or writing your broker, bank or other nominee. If you own your shares in the street name, you can request householding by calling or writing your broker, bank or other nominee.

    ITEM 1- AMENDMENT OF ARTICLES OF INCORPORATION TO PROVIDE
                FOR STAGGERED TERMS FOR DIRECTORS

The Board of Directors unanimously recommends a vote "FOR" the amendment of the Articles of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office.

  The Company's By-Laws now provide that all directors are to be elected annually for a term of one year. Florida law permits provisions in the by-laws or the articles of incorporation approved by stockholders that provide for a classified board of directors. The proposed classified board amendment to the Articles of Incorporation described in Exhibit A to this Proxy Statement would provide that directors will be classified into three classes as nearly equal in number as possible. One class would hold office initially for a term expiring at the 2006 annual meeting; another class would hold office initially for a term expiring at the 2007 annual meeting; and another class would hold office initially for a term expiring at the 2008 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. Information concerning the current nominees for election as directors at the annual meeting is set forth below under "Election of Directors."

  Our Board believes that staggered terms for directors provide stability and continuity in the Board of Directors' leadership and policies, ensuring that a majority of directors will always be familiar with the Company's long-term strategy and goals. This knowledge will assist the directors in fulfilling their duties to our stockholders, providing for greater effectiveness, which ultimately creates value for our stockholders. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. Electing directors to two- or three-year terms will not reduce their accountability to our stockholders. Regardless of their term, all directors will have the same duties and responsibilities to our stockholders.

  The Board of Directors also believes that the classified board will assist the Board of Directors in protecting the interests of the Company's stockholders against potentially coercive takeover tactics where a party might attempt to acquire control of the
Company on terms that do not offer the greatest value to all stockholders. The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by stockholders holding a plurality of the votes cast at a single annual meeting. If the Company implements a classified board of directors, it will take at least two Annual Meetings for even a majority of stockholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

  Seen as a disadvantage on the other hand, because of the additional time required to change control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. While the proposal is not intended as a takeover-resistive measure in response to a specific threat, it may discourage the acquisition of large blocks of the Company's shares by causing it to take longer for a person or group of persons who acquire such a block of shares to effect a change in management. The classified board proposal will also make it more difficult for the stockholders to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable.

  In addition, Florida law provides that the stockholders may remove one or more directors with or without cause unless the Articles of Incorporation provide that directors may be removed only for "cause." Cause is not defined in the statute, but it is generally considered a difficult standard to meet in any attempt to remove a director. The amendment of the Company's Articles of Incorporation will specifically provide that directors may be removed only for cause. This will have the effect of preventing a majority stockholder from voting to remove directors whose three-year terms have not yet expired.

                 ITEM 2 - ELECTION OF DIRECTORS

  The Board of Directors unanimously recommends a vote "FOR" the election of the following directors:

  Menderes  Akdag, Frank J. Formica, Gian M. Fulgoni,  Ronald  J.
Korn, Marc Puleo, M.D. and Robert C. Schweitzer.

  Our Board of Directors currently has six members, all of whom are standing for re-election at this year's annual meeting. If our stockholders approve Item 1, above, if elected the directors will serve initial staggered terms of one, two or three years as follows: term of Class I directors for one year: Gian M. Fulgoni and Robert C. Schweitzer; term of Class II directors for two years: Ronald J. Korn and Marc Puleo, M.D.; term of Class III directors for three years: Menderes Akdag and Frank J. Formica. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified. If our stockholders do not approve Item 1, above, if elected the directors will serve until the next annual meeting of stockholders or until the director is succeeded by another director who has been elected.

  Each of the nominated directors has agreed to serve if elected. However, if for some reason one or more of them is unable to accept nomination, or election, proxies will be voted for the election of a nominee(s) designated by our Board of Directors. Biographical information for each of the nominees is presented below.

 ITEM 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                     PUBLIC ACCOUNTING FIRM

  The   Board   of   Directors  recommends  a  vote   "FOR"   the
ratification of the appointment of Goldstein Golub Kessler LLP as the Company's independent registered public accounting firm.

  The Audit Committee has appointed and approved Goldstein Golub Kessler LLP to audit our fiscal year 2006 consolidated financial statements. Representatives of the firm will be available at the annual meeting to make a statement, if they choose, and to answer any questions you may have.

                DIRECTORS AND EXECUTIVE OFFICERS

MENDERES AKDAG, age 44, was appointed Chief Executive Officer on March 16, 2001. Prior to joining PetMed Express, from November 2000 until March 2001, Mr. Akdag served as Chief Executive Officer of International Cosmetics Marketing Co. d/b/a Beverly
Sassoon & Co., a publicly held (PS:SASN) direct sales company distributing skin care and nutritional products. From May 1991 until August 2000, Mr. Akdag was employed by Lens Express, Inc., a direct sales company distributing replacement contact lenses, serving as its President from May 1996 until August 2000, Chief Executive Officer and a member of the Board of Directors from August 1992 until May 1996, and Chief Financial Officer and a member of the Board of Directors from May 1991 until August 1992. On December 14, 1998, Netel Inc., a corporation in which Mr. Akdag served as a member of the Board of Directors, filed a Petition for Chapter 11 bankruptcy in the United States Bankruptcy Court Southern District of Florida. The proceeding was styled IN RE: NETEL, INC., CASE NO.98-28929-BKC-PGH. On July 19, 1999, the Bankruptcy Court entered an Order Confirming an Amended Chapter 11 Plan. On December 21, 1999, the Bankruptcy Court entered a Final Decree, Discharge of Trustee, and closed the case. Mr. Akdag holds a Bachelor of Science degree in
Business  Administration  with  a  major  in  finance  from   the
University of Florida.

FRANK J. FORMICA, age 61, has served as a member of our Board of Directors since August 11, 2003. Mr. Formica has served as a legal consultant and expert in corporate securities and securities industry litigation and arbitration cases since 1999. From 1969 until 1999, Mr. Formica held various positions with the National Association of Securities Dealers ("NASD"), including Director of the NASD's Congressional and State Liaison Department, Director of the Corporate Finance Department, and Vice President and Deputy General Counsel. Mr. Formica received his Juris Doctor degree from the Washington College of Law at American University and an undergraduate degree from Ohio University. He is a member of the New York State Bar.

GIAN M. FULGONI, age 57, has served as a member of our Board of Directors since November 14, 2002. Mr. Fulgoni has been the Executive Chairman of ComScore Networks, Inc. since 1999. From 1981 until 1998, Mr. Fulgoni served as President and Chief Executive Officer of Information Resources, Inc. (NASDAQ: IRIC). He was a member of our Board of Directors from August 1999 through November 2000. Mr. Fulgoni served on the Board of Directors of Platinum Technology, Inc. from 1990 to 1999, U.S. Robotics, Inc. from 1991 to 1994, and Yesmail.com, Inc. in 1999. Educated in the United Kingdom, Mr. Fulgoni holds a Masters degree in Marketing from the University of Lancaster and a Bachelor of Science degree in Physics from the University of Manchester.

RONALD J. KORN, age 65, has served as a member of our Board of Directors since November 14, 2002. Mr. Korn has been the President of Ronald Korn Consulting, a business consulting firm, since 1991. He served as the Managing Partner of KPMG, LLP's Miami office from 1985 to 1991. Mr. Korn held various positions including Partner with KPMG, an international accounting firm, from 1961 until 1991. He has served as a Director, Chairman of the Audit Committee, and member of the Loan Committee of Equinox Bank, FSB, formerly Horizon Bank, FSB, since 1999. He has served as a Director and Chairman of the Audit Committee of Ocwen
Financial Corporation (NYSE:OCN) and Ocwen Federal Bank since July 2003. Mr. Korn previously served as a Director and Chairman of the Audit Committee of Vacation Break U.S.A., Inc. and Magicworks Entertainment Corporation, a Director of TOUSA Homes, Inc. (formerly Engle Homes, Inc.), and Non-Executive Chairman of Carole Korn Interiors, Inc. Mr. Korn holds a Juris Doctor degree from the New York University Law School and a Bachelor of Science degree in Economics from the University of Pennsylvania, Wharton School.

MARC PULEO, M.D., age 42, has served as President and Chairman of our Board of Directors since our inception in January 1996. From January 1996 until March 2001, Dr. Puleo served as our Chief Executive Officer, and from January 1996 until May 2001, Dr.
Puleo served as our Treasurer. Dr. Puleo has also been the President of South Florida Anesthesia Professionals, an entity located in Fort Lauderdale, Florida, since founding that company in January 1996. Dr. Puleo was Vice President of Dynamic Press, Inc., an offset printing and direct marketing company, from June 1997 until June 1998. Dr. Puleo, an anesthesiologist, was employed with Anesthesia Professional Association, North Ridge Medical Center and North Ridge Outpatient Surgery Center from December 1994 through December 1995. Dr. Puleo was an anesthesia resident with the University of Illinois Hospitals and Clinics, the Michael Reese Hospital, the Westside Veteran's Administration Hospital, the University of Illinois Eye and Ear Infirmary, the Nathan Cummings Surgicenter, and the University of Illinois Pain Clinic, all located in the Chicago, Illinois area, from July 1991 through June 1994. Dr. Puleo received his medical degree from the University of Illinois College of Medicine, Chicago, Illinois.

ROBERT C. SCHWEITZER, age 59, has served as a member of our Board of Directors since November 14, 2002. Mr. Schweitzer has been the President and Chief Executive Officer of Equinox Bank, FSB, since March 2005. Mr. Schweitzer was the Regional President of Union Planters Bank for Broward and Palm Beach County Florida markets from April 1999 to December 2002. Prior to joining Union Planters, Mr. Schweitzer served as the Executive Vice President and Head of Commercial Banking for Barnett Bank/NationsBank in Jacksonville, Florida from 1993 to 1999. Other positions held include Director and Head of Real Estate Consulting for Coopers & Lybrand in Washington, D.C.; Senior Vice President and Manager of Central North America Real Estate for the First National Bank of Chicago, and Manager of Domestic Credit Process Review; and Senior Vice President and Manager of Central North American Banking for Wachovia Bank. Mr. Schweitzer holds a Masters degree in Business Administration from the University of North Carolina, and a Bachelor of Science degree from the United States Naval Academy.

BRUCE S. ROSENBLOOM, age 36, was appointed Chief Financial Officer on May 30, 2001. Mr. Rosenbloom served as the Manager of Finance and Financial Reporting of Cooker Restaurant Corporation, a publicly held (PS: CGRTQ) restaurant, in West Palm Beach, Florida, from December 2000 until May 2001. Mr. Rosenbloom's duties included all internal and external reporting including all SEC filings and Annual Reports to Shareholders. Mr. Rosenbloom was a senior audit accountant for Deloitte & Touche LLP, an international accounting firm, West Palm Beach, Florida, from January 1996 until December 2000. Mr. Rosenbloom was responsible for planning and conducting all aspects of audit engagements for clients in various industries, including direct marketing, healthcare, manufacturing, financial institutions, and professional service firms. From August of 1992 to May of 1995, Mr. Rosenbloom was an Account Executive for MCI Telecommunications. Mr. Rosenbloom, a certified public accountant, received a Bachelor of Science degree in Accounting from Florida Atlantic University, Boca Raton, Florida in 1996 and a Bachelor of Arts degree in Economics from the University of Texas, Austin, Texas in 1992.

                 BOARD GOVERNANCE AND OPERATIONS

        The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to stockholders through the stockholder election process. Our Board reviews and ratifies executive officer selection and compensation, and monitors overall corporate performance and the integrity of our financial controls. Our Board of Directors also oversees our strategic and business planning processes.

Corporate Code of Business Conduct and Ethics

        Our Board of Directors has adopted a Corporate Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees, including our principal executive officer, and principal financial and accounting officer. A Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote:

    -    honest and ethical conduct,
    - full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements,
    -    compliance with applicable laws, rules and regulations,
    -    the prompt reporting of violation of the code, and
    -    accountability for adherence to the Code of Business
         Conduct and Ethics.

        Any person, who wishes to receive a copy of our Corporate
Code of Business Conduct and Ethics, without charge, can send a letter addressed to our General Counsel at PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.

Policy with Regard to the Consideration of Director Candidate
Recommendations by our Stockholders

  The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and
Nominating Committee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our most recent annual meeting of stockholders, and the recommendation must provide the following information: (i) the name of the stockholder making the recommendation, (ii) the name of the candidate, (iii) the candidate's resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate's written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate's independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Committee in appropriately evaluating the candidate.

Stockholder Communications with the Board

        Stockholders who wish to communicate directly with our Board of Directors, or specified individual directors, may do so in writing to the Board of Directors or individual director in c/o Corporate Secretary and General Counsel, PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.

Meetings of the Board of Directors

        During the fiscal year ended March 31, 2005, there were six meetings of our Board of Directors, and the Board took action three times by written consent in lieu of a meeting. Except for one meeting where one director was unable to attend, each director attended all of the meetings of the Board and meetings held by committees on which he served. Members of the Board are required to attend the annual meeting of stockholders. A director who is unable to attend our annual meeting of stockholders is expected to notify the Chairman of the Board in advance of the meeting.

Committees of the Board of Directors

         Our Board of Directors maintains three standing committees, an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. All members of the committees are independent directors. The following table shows the present members of each committee, the number of committee meetings held during FY 2005 and the functions performed by each committee:


Committee                     Functions
---------                     ---------

Audit                                 - Oversees the Company's systems of
Number of Meetings during FY 2005: 8    internal controls regarding finance,
Members                                 accounting and legal compliance
                                      - Oversees the Company's auditing,
                                        accounting and financial reporting
                                        processes generally
Ronald J. Korn*, Financial Expert (1) - Oversees the Company's financial
Robert C. Schweitzer                    statements and other financial
Gian M. Fulgoni                         information provided by the Company to
                                        its stockholders, the public and others
                                      - Oversees the Company's compliance with
                                        legal and regulatory requirements
                                      - Oversees the performance of the
                                        Company's independent auditors
                                        Conducts an annual performance
                                        evaluation on the Audit Committee's
                                        effectiveness
Compensation                          - Establishes, in consultation with
Number of Meetings during FY 2005: 1    senior management, the Company's
Members:                                general compensation philosophy, and
                                        oversees development and implementation
                                        of the compensation programs
Robert C. Schweitzer*                 - Reviews and approves corporate goals
Ronald J. Korn                          and objectives relating to the
Gian M. Fulgoni                         compensation of the Company's CEO
                                      - Recommends, subject to Board
                                        approval,  salaries and other
                                        compensation matters for executive
                                        and other senior officers
                                      - Approves annual incentive plans for
                                        the Company's officers and employees,
                                        grants stock options to directors,
                                        officers and employees and supervises
                                        administration of employee benefit
                                        plans
                                      - Oversees, in consultation with
                                        management, regulatory compliance
                                        with respect to compensation matters
                                      - Reviews and approves any severance or
                                        similar termination payment proposed
                                        to be made to any Company executive
                                        or senior officer
                                      - Recommends, subject to the approval of
                                        the Board of Directors, compensation
                                        for directors
                                      - Conducts an annual performance
                                        evaluation of the Committee and
                                        prepares and issues all required
                                        evaluations and reports

Corporate Governance and Nominating   - Recommends the slate of director
Number of Meetings during FY 2005: 1    nominees for election to Board of
Members:                                Directors
                                      - Identifies and recommends candidates
Frank J. Formica*                       to fill vacancies occurring between
Gian M. Fulgoni                         annual shareholders meetings
Robert C. Schweitzer                  - Develops and recommends to the Board
Ronald J. Korn                          of Directors corporate governance
                                        principles Leads annual review of
                                        performance of Board of Directors

* Chairperson
  (1) The Board considers Mr. Korn to be an audit committee financial expert as defined by regulations promulgated by the Securities and Exchange Commission.

                    REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.

       The Securities and Exchange Commission rules require us to include in this proxy statement a report from the Audit Committee of our Board of Directors. The following report concerns the Audit Committee's activities regarding oversight of our financial reporting and auditing process.

        The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of the Nasdaq National Market and under Securities Exchange Act Rule 10A-3(b)(1), and it operates under a written charter adopted by the Company's Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

       As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Goldstein Golub Kessler LLP, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States.

         The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent auditor on the basis of the information it receives, discussions with management and the independent auditor and the experience of the Audit Committee's members in business, financial and accounting matters.

        Among other matters, the Audit Committee monitors the activities and performance of the Company's independent auditor, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent auditor. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees internal compliance programs.

        The Audit Committee has reviewed and discussed the Company's consolidated financial statements with management and the independent auditor, management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

       Goldstein Golub Kessler LLP, the independent auditor, also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with Goldstein Golub Kessler LLP the firm's independence.

         Following the Audit Committee's discussions with management and Goldstein Golub Kessler LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report for the fiscal year ended March 31, 2005.

                                   Audit Committee

                                   RONALD J. KORN, Chairperson
                                   ROBERT C. SCHWEITZER
                                   GIAN M. FULGONI

             PRINCIPAL ACCOUNTANT FEES AND SERVICES

       The following table sets forth the fees billed to us by Goldstein Golub Kessler LLP, our independent registered public accounting firm, as of and for the fiscal years ended March 31, 2005 and 2004:

                            For the Year Ended
                                 March 31,

                           2005            2004
                         ----------      ----------

    Audit fees           $   65,294      $   70,500
    Audit-related fees            -               -
    Tax fees                      -               -
    All other fees                -               -
                         ----------      ----------

                         $   65,294      $   70,500
                         ==========      ==========


        Audit fees billed by Goldstein Golub Kessler LLP related to the audit of our annual consolidated financial statements for the fiscal years ended March 31, 2005 and 2004; the review of our Annual Report; the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2004 and 2003; attest services; provisions of comfort letters; and the provision of consents.

   Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services Inc. from which it leases auditing staff who are full-time, permanent employees of American Express Tax and Business Services Inc. and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed was provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. Other services, which do not include financial information system design and implementation fees, have been provided by American Express Tax and Business Services Inc.

Pre-Approval Policy for Services of Independent Auditor

  The Audit Committee shall:

   - Have the responsibility to review and consider and ultimately pre-approve all audit and permitted non-audit services to be performed by our independent auditors.

   - Select, evaluate, and, where appropriate, replace the independent registered public accounting firm or nominate the independent registered public accounting firm for shareholder approval. The Committee also has the responsibility to approve all audit engagement fees and terms and all non-audit engagements with the independent registered public accounting firm. The following sets forth what the Committee shall do in order to fulfill its responsibilities and duties with respect to the independent registered public accounting firm: be directly responsible for the appointment, compensation approval and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing its audit report or related work.

   - Have the sole authority to review in advance, and grant any appropriate pre-approvals of: (i) all auditing services to be provided by the independent auditors, (ii) all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Securities Exchange Act of 1934, and (iii) in connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

   - Review the performance of the Company's independent registered public accounting firm on at least an annual basis.

   - On an annual basis, review and discuss with the independent registered public accounting firm all relationships the independent registered public accounting firm have with the Company in order to evaluate the independent registered public accounting firm' continued independence. The Committee: (i) shall ensure that the independent registered public accounting firm submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent registered public accounting firm; (ii) shall discuss with the independent registered public accounting firm any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm; and (iii) shall satisfy itself as to the independent registered public accounting firm' independence.

   - At least annually, obtain and review an annual report from the independent registered public accounting firm describing: (i) the independent registered public accounting firm' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues.

   - Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit for the Company's independent registered public accounting firm, has not performed audit services for the Company for each of the five previous fiscal years.

   - Review all reports required to be submitted by the independent registered public accounting firm to the Committee under Section 10A of the Securities Exchange Act of 1934.

   - Review, based upon the recommendation of the independent registered public accounting firm and management, the scope and plan of the work to be done by the independent registered public accounting firm for each fiscal year.

        Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Goldstein Golub Kessler LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

  BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

  The following table sets forth information regarding beneficial ownership of our Common Stock as of June 21, 2005, by each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding Common Stock, by each of our executive officers and directors, and by all executive officers and directors as a group. In general, "beneficial ownership" includes those shares a person has the power to vote or transfer, and options to acquire our Common Stock that are exercisable currently or become exercisable within 60 days. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below, based on information furnished by these owners, have sole investment and voting power with respect to these shares, except as otherwise provided by community property laws where applicable. Unless otherwise indicated below, the address for each person is 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.

                                        Aggregate Number of   Percent of
                                             Shares             Shares
Name and Address of Beneficial Owner    Beneficially Owned    Outstanding
------------------------------------    ------------------    -----------

Tricon Holdings, LLC                       5,102,500 (1)        21.7%
Marc Puleo, M.D.                           1,403,286 (2)         5.9%
Bricoleur Capital Management, LLC          1,280,364 (3)         5.4%
Menderes Akdag                               754,534 (4)         3.2%
Bruce S. Rosenbloom                           75,434 (5)           *
Robert C. Schweitzer                          28,667 (6)           *
Gian M. Fulgoni                               26,667 (7)           *
Ronald J. Korn                                21,567 (8)           *
Frank Formica                                 13,333 (9)           *
All executive officers and directors
  as a group (seven persons)               2,323,488 (10)        9.7%

__________
*    Less than 1% of the issued and outstanding shares.
(1) Emel Yesil and Ragip Devres are the managers of Tricon Holdings, LLC ("Tricon"). Creslin Limited ("Creslin") is the sole member (shareholder) of Tricon. Mr. Robert G. Guest is the officer, and Mr. Guest and Christopher J. Pitaluga are the directors of Creslin. Creslin Limited Trust, established by Mustafa Yesil, owns 99% of Creslin. Abacus Trustees (Gibraltar) Limited is the trustee and Emel Yesil and Engin Yesil are the beneficiaries of the Creslin Limited Trust. Emel Yesil and Engin Yesil are Mustafa Yesil's daughter and son. The address for Tricon is 1020 N.W. 163rd Drive, Miami, FL 33169.
(2)  Dr. Puleo's holdings include 1,113,286 shares of our Common
     Stock held by Marpul Trust, a trust established by Dr. Puleo under an agreement dated September 3, 1999 and of which he is the beneficiary. Southpac Trust International, Inc. is the trustee
     of  Marpul  Trust.   Dr. Puleo's holdings also  include  vested
     options held by him to purchase 50,000 shares of our Common Stock at $.35 per share until March 2006, 80,000 shares of our Common Stock at $1.05 per share until May 2006, 80,000 shares of our Common Stock at $1.05 per share until May 2007, and 80,000 shares of our Common Stock at $1.05 per share until May 2008.
(3)  As  reflected  on the Form 13F, which was  filed  with  the
     Securities  and  Exchange Commission on April  28,  2005.   The
     address for Bricoleur Capital Management, LLC is 12230 El Camino Real, Suite 100, San Diego, CA 92130.
(4) Mr. Akdag's holdings include vested options to purchase 83,333 shares of our Common Stock at $10.64 per share until March 2008, but exclude options to purchase an additional 166,667 shares of our Common Stock at $10.64 per share, which have not yet vested.
(5) Mr. Rosenbloom's holdings include vested options to purchase 16,667 shares of our Common Stock at $1.65 per share until May 2006, 16,667 shares of our Common Stock at $1.65 per share until May 2007, 5,000 shares of our Common Stock at $3.45 per share until June 2007, 8,334 shares of our Common Stock at $.86 per share until March 2008, 5,000 shares of our Common Stock at $3.45 per share until June 2008, and 6,000 shares of our Common Stock at $8.90 per share until June 2008, but exclude options to purchase an additional 5,000 shares of our Common Stock at $3.45 per share, 12,000 shares of our Common Stock at $8.90 per share, and 20,000 shares of our Common Stock at $6.60 per share, which have not yet vested.
(6) Mr. Schweitzer's holdings include vested options to purchase 6,667 shares of our Common Stock at $8.90 per share until June 2008, but exclude options to purchase an additional 10,000 shares of our Common Stock at $1.90 per share, 13,333 shares of our Common Stock at $8.90 per share, and 20,000 shares of our Common Stock at $6.60 per share, which have not yet vested.
(7)  Mr.  Fulgoni's holdings include vested options to  purchase
     6,667 shares of our Common Stock at $8.90 per share until June 2008, but exclude options to purchase an additional 10,000 shares of our Common Stock at $1.90 per share, and 13,333 shares of our Common Stock at $8.90 per share, and 20,000 shares of our Common Stock at $6.60 per share, which have not yet vested.
(8) Mr. Korn's holdings include vested options to purchase 6,667 shares of our Common Stock at $8.90 per share until June 2008, but exclude options to purchase an additional 10,000 shares of our Common Stock at $1.90 per share, 13,333 shares of our Common Stock at $8.90 per share, and 20,000 shares of our Common Stock at $6.60 per share, which have not yet vested.
(9)  Mr. Formica's holdings include vested options to purchase
     10,000 shares of our Common Stock at $7.90 per share until August 2007 and 3,333 shares of our Common Stock at $8.90 per share until June 2008, but exclude options to purchase an additional 20,000 shares of our Common Stock at $7.90 per share, 6,667 shares of our Common Stock at $8.90 per share, and 20,000 shares of our Common Stock at $6.60 per share, which have not yet vested.
(10) Incorporates (2) and (4) through (9) above.

Section 16(a) Beneficial Ownership Reporting Compliance

      We became a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act") in March 2000. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Exchange Act through the fiscal year ended March 31, 2005, the Company is not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended March 31, 2005.

              REPORT OF THE COMPENSATION COMMITTEE

        The following Report of the Compensation Committee of our Board of Directors and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report or the performance graphs by reference therein.

      The primary purposes of our Compensation Committee of our Board of Directors, a committee which is comprised solely of independent directors, are to oversee the administration of the Company's compensation programs, review the compensation of executive officers and directors, prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission and generally to provide assistance to the Board of Directors on compensation matters.

   During FY 2005, we approved the granting of stock options to the Company's management and other employees.

Components of Executive Compensation

  The basic components of executive compensation are:

  -  Annual Cash Compensation, specifically, base salary; and
  -  Long-Term Incentive Compensation, specifically, stock options.

Annual Cash Compensation - Base Salary

  The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives' salary increases do not follow a preset schedule or formula; however, the following will be considered when determining appropriate salary levels and increases: the individual's current and sustained performance results and the methods utilized to achieve such results; and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance.

  We exercise discretion in making salary decisions taking into account, among other things, each individual's performance and the Company's overall performance. With regard to individual performance of executive officers other than the Chief Executive Officer, we rely to a large extent on the Chief Executive
Officer's evaluations of each individual executive officer's performance.

Long-Term Incentive Compensation - Stock Options

   Long-term incentives comprise the largest portion of the total compensation package for executives. The form of long-term incentives used for executives is stock options. Grant levels will be determined for each executive based on individual performance and potential, history of past grants, time in current job and level of, or significant changes in, responsibility. The purpose of stock options is to provide equity compensation whose value is directly related to the creation of share-owner value. Stock options provide executives a vehicle to increase equity ownership and share in the appreciation of the value of Company stock.

                                   Compensation Committee

                                   ROBERT C. SCHWEITZER,
                                   Chairperson
                                   RONALD J. KORN
                                   GIAN M. FULGONI

                     EXECUTIVE COMPENSATION

  The following table sets forth the annual and long-term compensation paid by the Company for services performed on our behalf for the last three completed fiscal years ended March 31, 2005, 2004, and 2003, with respect to our Chief Executive Officer and other officers serving as such who earned compensation greater than $100,000 in these fiscal years:



                          Summary Compensation Table

                             Annual Compensation         Long-Term Compensation
                             -------------------         ----------------------
                                                                        Awards      Payouts
                                                         Other         Securities
Name and Principal                                       Annual        Underlying     LTIP           All Other
   Position               Year     Salary     Bonus   Compensation($)  Options/SARs  Payouts ($)  Compensation ($)
   --------               ----     ------     -----   ---------------  ------------  -----------  ----------------
                                                                           (#)
                                                                           ---

Menderes Akdag            2005   $  250,000   $   -          -                 -          -              -

    Chief Executive       2004      201,731       -          -           250,000          -              -

    Officer               2003      200,000       -          -                 -          -              -

Marc Puleo, M.D.          2005      150,000       -          -                 -          -              -

     Chairman of Board    2004      146,154       -          -                 -          -

     and President        2003      100,000  50,000                      240,000

Bruce Rosenbloom          2005      125,577     700          -            18,000          -              -

     Chief Financial      2004      106,461   1,600          -            15,000          -              -

     Officer              2003      100,000     500          -                 -          -              -

  The following table sets forth certain information for the fiscal year ended March 31, 2005, with respect to options granted to individuals named in the Summary Compensation Table above.



       Option Grants for Fiscal Year Ended March 31, 2005
                        Individual Grants

                                      Potential Realizable Value at Assumed
                                    Annual Rates of Stock Price Appreciation



                      Number of    % of Total
                     Securities     Options     Exercise
                     Underlying    Granted to     Price     Expiration
Name                Options (#)    Employees    ($/Share)     Date         0% ($)  5% ($)   10% ($)
----                -----------    ---------    ---------     ----         ------  ------   -------

Bruce Rosenbloom     18,000   (1)      8%         $8.90      6/11/2008      -       -         -
Menderes Akdag            -   (2)       -             -          -          -       -         -
Marc Puleo, M.D.          -   (2)       -             -          -          -       -         -

(1) The Company granted Mr. Rosenbloom options to purchase 18,000 shares of its Common Stock on June 11, 2004, under the Company's 1998 Stock Option Plan at an exercise price of $8.90 per share which will vest at the rate of 6,000 options on each of June 11, 2005, 2006, and 2007.
(2)  No options were issued to the individual during fiscal 2005.

     The following table sets forth certain information with respect to the number of shares covered by both exercisable and unexercisable stock options held by the individuals named in the Summary Compensation Table as of March 31, 2005. Also reported are the values for "in-the-money" stock options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our Common Stock as of March 31, 2005 ($ per share).

  Aggregate Option Exercises and Fiscal Year-End Option Values



                                                 Number of  Securities           Value of Unexercised
                                                 Underlying Unexercised          In-the-Money Options
                                              Options at Fiscal Year End (#)  at  Fiscal Year End ($) (1)
                                              ------------------------------  ---------------------------

                     Shares
                  Acquired on      Value
Name              Exercise (#)   Realized ($)  Exercisable  Unexercisable     Exercisable  Unexercisable
----              ------------   ------------  -----------  -------------     -----------  -------------

Menderes Akdag      187,500      $   708,750      83,333        166,667       $        -   $         -
Marc Puleo, M.D.    750,000        2,272,500     210,000         80,000        1,370,600       508,800
Bruce Rosenbloom     10,000           63,900      36,667         44,667          208,786       135,602



(1)  Represents  the  difference  between  the  closing  price
     ($7.41)  of the Company's Common Stock on March 31,  2005,  the
     last trading day of the    Company's 2005 fiscal year, and  the
     exercise price of the options.

Employment Agreement with Marc Puleo, M.D., President

  On May 1, 2000, the Company entered into a two-year employment agreement with Marc Puleo, M.D., current President, which provided for annual cash compensation to him of $150,000. On November 8, 2000, Dr. Puleo's employment agreement dated May 1, 2000 was amended to reflect a salary of $75,000 annually. Under the terms of the employment agreement Dr. Puleo received an annual salary of $75,000, subject to increase no less frequent than an annual review by our Board of Directors. Dr. Puleo's salary was increased to $100,000 in fiscal year 2002, and then increased to $150,000 in May 2003. The agreement can be terminated upon the mutual consent of the parties, or upon 90 days notice by the Company, in which case the Company would continue to compensate him under the terms of his employment agreement, or his contract will renew annually.

Employment Agreement with Menderes Akdag, Chief Executive Officer

       On March 16, 2001, the Company had entered into an employment agreement with its current Chief Executive Officer, Menderes Akdag. Under the terms of this three-year agreement the Company paid Mr. Akdag an annual salary of $150,000 for the first six months of the agreement, and thereafter his annual salary was to be increased to $200,000. The Company also granted Mr. Akdag options to purchase 750,000 shares of its common stock under the Company's 1998 Stock Option Plan at an exercise price of $.32 per share, which vested at the rate of 187,500 options on each of March 16, 2001, 2002, 2003 and 2004.

       The agreement provided the following: the Company can terminate the employment of Mr. Akdag either upon mutual consent or for cause. If the Company should terminate Mr. Akdag for cause, or if Mr. Akdag should terminate the agreement without "good reason" as described in the employment agreement, no severance benefits would be paid. If the Company should terminate Mr. Akdag without cause, the Company would be required to give Mr. Akdag three months notice and continue to compensate him under the terms of this employment agreement during those three months. At the end of the three-month period, the Company would have to pay Mr. Akdag severance benefits equal to his annual base salary, and any previously granted but unvested options would immediately vest. If the Company should terminate Mr. Akdag for cause, as defined in the employment agreement, no severance benefits would be paid. The agreement can be terminated upon the mutual consent of the parties, or upon 90 days notice by the Company during which time the Company would continue to compensate him under the terms of his employment agreement.

   On March 16, 2004, the Company amended Mr. Akdag's existing employment agreement. The amendments are as follows: the term of the agreement will be for three years, commencing on March 16, 2004; Mr. Akdag's salary will be increased to $250,000 per year throughout the term of the agreement, and Mr. Akdag shall be granted 250,000 incentive stock options under the Company's 1998 Stock Option Plan at an exercise price of $10.64 per share, which vest at the rate of 83,333 options on each of March 16, 2005 and 2006, and 83,334 options on March 16, 2007. All other terms of Mr. Akdag's original employment agreement remain in effect.

Directors' Compensation

        Each member of our Board of Directors who is not employed by us receives an annual retainer of $10,000 per year, paid quarterly. Additionally, upon election to the Board of Directors, each director not employed by us was granted 30,000 stock options, under our 1998 Stock Option Plan, to purchase our Common Stock, at an exercise price equal to the fair market value of the stock at the time of granting, with the options vesting equally over a three-year period. From time to time at the discretion of the Board, additional options may be issued in the future. We also pay the reasonable travel and accommodation expenses of directors in connection with their participation in meetings of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

  During the fiscal year ended March 31, 2005, Robert C. Schweitzer, Ronald J. Korn and Gian M. Fulgoni served on the Compensation Committee. All members of the Compensation Committee are independent. Accordingly, insiders do not participate in compensation decisions.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Our Board's policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to us than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party. Our Board, by a vote of the disinterested directors, must approve all related party transactions, recommended by the Audit Committee. Since the beginning of the Company's last fiscal year, the Company has not had, or been a party to, nor is there currently proposed, a transaction with a related party.

                        PERFORMANCE GRAPH

  Set forth below is a graph comparing the cumulative performance of our Common Stock with the Standard & Poor's
Composite-500 Stock Index (the "S&P 500") and the Nasdaq Composite (the "NASDAQ") from March 31, 2000 to March 31, 2005. The graph assumes that $100 was invested on March 31, 2000 in each of our Common Stock, the S&P 500 and the NASDAQ and that all dividends were reinvested.




                             [LINE GRAPH]


Value of $100 Investment made March 31, 2000


                      3/31/2000 3/31/2001 3/31/2002 3/31/2003 3/31/2004 3/31/2005
                      --------- --------- --------- --------- --------- ---------
Nasdaq Composite        100.00     40.24     40.35     29.33     43.61     43.72
S&P 500                 100.00     77.43     76.57     56.60     75.15     78.78
PetMed Express, Inc.    100.00     32.63     27.83     82.09    382.61    257.74





                          OTHER MATTERS

       Our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those stated above. If other matters are properly brought before the Board of Directors at the annual meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our Board of Directors.

                              By Order of the Board of Directors,


                              MENDERES AKDAG
                              Chief Executive Officer and Director

Pompano Beach, Florida
June 30, 2005

                                                        EXHIBIT A


                      ARTICLES OF AMENDMENT
               TO THE ARTICLES OF INCORPORATION OF
                      PETMED EXPRESS, INC.

  Pursuant to Section 607.1006 of the Business Corporation Act of the State of Florida, the undersigned, being the Chief Executive Officer of PETMED EXPRESS, INC., a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida (the "Corporation"), bearing document number P96000010098, does hereby certify that the following resolution was adopted pursuant to the authority of the Board of Directors and the holders of a majority of the Corporation's issued and outstanding voting securities as required by Section 602.1003 of the Florida Business Corporation
Act:

   RESOLVED,  that  the name of this Corporation  is  PetMed
Express, Inc.

  RESOLVED,  that  Article  VI  -  BOARD  OF  DIRECTORS  of   the
Corporation's Articles of Incorporation, as amended, be and hereby is amended by adding the following paragraph:

                 ARTICLE VI - BOARD OF DIRECTORS

   The Directors shall be divided into three (3) classes. Each such class shall consist, as nearly as may be possible, of one-third of the total number of Directors, and any remaining
Directors shall be included within such groups as the Board of Directors shall designate. The first class of Directors will be elected for a term which expires in 2006. The second class will be elected for a term which expires in 2007. The third class will be elected to a term which expires in 2008. At each annual meeting of stockholders, beginning in 2005, successors to the class of Directors whose term expires at the annual meeting shall be elected for a three-year term. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, but in no case shall a decrease in the number of Directors shorten the term of any incumbent Director. A Director may be removed from office for cause only and, subject to such removal, death, resignation, retirement or disqualification, shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualify. No alteration, amendment or repeal of this Article VI or the Bylaws of the Corporation shall be effective to shorten the term of any Director holding office at the time of such alteration, amendment or repeal, to permit any such Director to be removed without cause, or to increase the number of Directors in any class or in the aggregate from that existing at the time of such alteration, amendment or repeal until the expiration of the terms of office of all Directors then holding office, unless such alteration, amendment or repeal of this Article VI has been approved by the holders of the shares of stock entitled to vote thereon.

  The foregoing resolutions and articles of amendment were adopted by the Board of Directors of the Corporation and by the holders of a majority of the Corporation's issued and outstanding voting securities at a meeting of shareholders held on August 5, 2005, which number of votes cast for the amendment by the shareholders was sufficient for approval pursuant to the Florida Business Corporation Act.

  IN  WITNESS WHEREOF, the undersigned, being the Chief Executive
Officer of this Corporation, has executed these Articles of Amendment as of August 5, 2005.

                       PETMED EXPRESS, INC.

                       By:________________________________________
                           Menderes Akdag, Chief Executive Officer

[LOGO] 1-800-PetMeds[R]




                 PETMED EXPRESS, INC. ADMISSION TICKET

2005 ANNUAL MEETING OF STOCKHOLDERS FRIDAY, AUGUST 5, 2005 AT 1:00 P.M. EST

         TO BE HELD AT PETMED EXPRESS, INC. AT 1441 S.W. 29th AVE.,

                       POMPANO BEACH, FL 33069

          THIS TICKET MUST BE PRESENTED TO ENTER THE MEETING








[ ]  DETACH PROXY CARD HERE

     Please Vote, Sign, Date and
     Return Promptly in the
     Enclosed Envelope.             [X]
                                    Votes must be indicated
                                    (x) in Black or Blue Ink.
The Board of Directors recommends a vote "FOR" each item.

                                                            FOR AGAINST ABSTAIN

1. To amend the Company's     3. To ratify the appointment  [ ]   [ ]     [ ]
   Articles of Incorporation     of Goldstein Golub Kessler
   to provide for staggered      LLP as the independent
   terms for Directors:          registered accounting firm:



FOR                     AGAINST                      ABSTAIN
amendment    [  ]       amendment        [  ]                  [  ]
of Company's            of the Company's
Articles of             Articles of
Incorporation           Incorporation



2. To elect six (6) members to the Board of Directors:


FOR all nominees         WITHHOLD                           *EXCEPTIONS
listed below      [  ]   AUTHORITY to vote for all  [  ]                 [ ]
                         nominees listed below


Nominees:   Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald Korn,
            Marc A. Puleo, M.D., and Robert C. Schweitzer

                                                   To change your address,
Instructions: To withhold authority to vote        please mark this box. [  ]
for any individual nominee, mark the "*Exceptions" box and write that nominee's name in the space provided below.


*Exceptions
                                                   To include any
                                                   comments, please mark
                                                   this box.             [  ]


                       S C A N   L I N E


     The signature on this Proxy should correspond exactly with stockholders name as printed to the left.
In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.


   Dated        2005   Stock Owner sign here    Co-Owner sign here

                      PETMED EXPRESS, INC.
     Proxy Solicited on behalf of the Board of Directors of
                      PetMed Express, Inc.


      The undersigned hereby appoints Bruce S. Rosenbloom and Alison Berges, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote the undersigned's shares of PetMed Express, Inc. Common Stock at the Annual Meeting of Stockholders of PetMed Express, Inc. to be held on Friday, August 5, 2005, at 1:00 p.m., Eastern Time at the Company's principal place of business and at any adjournments thereof upon matters set forth in the proxy statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed on the reverse hereof by the Stockholder.
If no direction is made, this proxy will be voted FOR all nominees listed and items 1 and 3.

(Continued and to be dated and signed on the reverse side)

                                         PetMed Express, Inc.
                                         1441 S.W. 29th Avenue
                                         Pompano Beach, FL 33069